2. Loans (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Details
Cash collections applied to the principal of loans	$ 300,064,326	$ 281,446,113
Cash collections applied to the principal of loans, percentage of net receivbles	72.61%	72.53%
Financing Receivable, Recorded Investment, 90 Days Past Due and Still Accruing	$ 0	$ 0
Ratio of bankrupt accounts to total principal loan balances	2.48%	2.54%